UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On March 27, 2006, CSK Auto Corporation (the “Company”) issued a press release announcing the postponement of its scheduling of a date for release of its fourth quarter and fiscal 2005 financial results and related investor call. In addition, the press release contained certain financial information for the fourth quarter of fiscal 2005 and full year fiscal 2005. The full text of the press release is being furnished as Exhibit 99.1 to this report.
The information contained in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On March 23, 2006, the Audit Committee of the Board of Directors of the Company concluded that, due to certain accounting errors and irregularities, (i) its financial statements as of January 30, 2005 and February 1, 2004, and for each of the three fiscal years in the period ended January 30, 2005, (ii) its selected consolidated financial data for each of the five years in the period ended January 30, 2005, and (iii) its interim financial information for each of its quarters in fiscal 2003 and fiscal 2004 included in its Form 10-K for the fiscal year ended January 30, 2005, and its interim financial statements included in its Forms 10-Q filed for the fiscal year ended January 29, 2006, should no longer be relied upon. The Company intends to file restated annual financial statements and current year interim financial statements as soon as reasonably practicable.
Based on the Audit Committee’s preliminary understanding and inquiries, the accounting errors and irregularities relate primarily to the Company’s inventories and vendor allowances, as follows.
1.	In-Transit Inventory. The Company is investigating a potential overstatement of approximately $27 million in its in-transit inventory. It appears that at least $20 million of this inventory overstatement originated in periods prior to fiscal year 2002.

2.	Other Inventory Accounts. The Company has identified certain costs included in its inventory, a portion or all of which appear to be improper. The aggregate fiscal year-end balances of these costs were approximately $13 million in fiscal 2001, $14 million in fiscal 2002, $28 million in fiscal 2003, $32 million in fiscal 2004 and $25 million in fiscal 2005. The effects of such improper costs on cost of sales by fiscal year, if any, have not yet been determined.

3.	Vendor Allowances. Certain vendor allowance receivables on the balance sheet at the end of fiscal 2004 that were refunded or written off in fiscal 2005 are being investigated. It appears that between approximately $4 million and $10 million of such receivables may have resulted from errors or irregularities in prior periods.
Although the Company has concluded that a restatement of its financial statements will be required, additional inquiry and analysis needs to be conducted by the Company and the Audit Committee before any conclusions are reached as to the time periods and amounts involved. In addition, there can be no assurance that additional matters will not be identified that require further analysis relative to their impact on previously issued financial statements or that the amounts involved and nature and extent of the accounting errors and irregularities may not ultimately differ materially from that described above. The Company will be evaluating whether these accounting errors and irregularities were the result of one or more material weaknesses in its internal control over financial reporting in addition to those previously reported in its fiscal 2004 Form 10-K. Although the Company and the Audit Committee have not completed the evaluation of internal control over financial reporting for fiscal 2005, it is likely that the Company and its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) will conclude that the Company’s controls continue to be ineffective as of January 29, 2006. The Company has discussed these matters with PwC.
The Company believes that the above-described accounting errors and irregularities will have no impact on the Company’s reported sales or overall historical cash flows and should have no impact on its ability to honor its contractual commitments or operate its business in the ordinary course.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of

1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.
Item 7.01. Regulation FD Disclosure
The information set forth in “Item 2.02. Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.
The information contained in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
     (c) The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated March 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

	By:	/s/ JAMES B. RILEY

James B. Riley
Senior Vice President
Chief Financial Officer

DATED: March 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 27, 2006.

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